Exhibit 10.2
2nd Addendum to Master Loan Agreement

This 2nd Addendum to the Master Loan Agreement amends and modifies that certain Master Loan Agreement dated December 8, 2023, as amended on March 25, 2024, as may be amended from time to time (the “Agreement”), by and between AmeriCredit Financial Services, Inc., doing business as GM Financial (“GM Financial”) and GPI FL-G, LLC, GPI MA-GM, Inc., GPI GA-CGM, LLC, Howard-GM, Inc., GPI NY-GMII, LLC, GPI TX- EPGM, Inc., GPI TX-HGMIV, Inc., GPI TX-HGMII, Inc., Maxwell-GMII, Inc., Lubbock Motors-GM, Inc., Bob Howard Chevrolet, Inc., Bob Howard Automotive-East, Inc., GPI TX-G, Inc., GPI TX-GII, Inc., GPI TX-GIII, Inc. (“Borrower(s)”).
1.Agreement: Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement. Except as expressly modified hereby, all of the terms of the Agreement shall remain in full force and effect.
2.Changes in Terms and Conditions. Section 2.2 of the Agreement is deleted in its entirety and replaced with the following:
2.2    Changes in Terms and Conditions. The definitions, provisions, terms and conditions of this Agreement, including the Maximum Amounts, Minimum Advances, Minimum Balances, Margin, Variable Rate Index, Adjustment Intervals, Payment Due Dates, Curtailment Schedules, Insurance Requirements, Financial Requirements and financial ratios, CMP Maximum Balance, CMP Minimum Payments, CMP Minimum Balance, CMP Interest Credit, Late Charge Dates, Late Charge Amounts, and Charges, are subject to change by Lender immediately upon an Event of Default (but without retroactive effect) or, within Lender's discretion, effective 30 days from the date of a Change Notice, and Borrower shall be deemed to have agreed to the change as set forth in the Change Notice and the change will take effect unless, within 30 days of the date of the Change Notice, Borrower notifies Lender, in writing, of the termination of this Agreement, and Borrower pays Lender, in good funds, the full unpaid balances of all Loans and Obligations within 60 days of the date of said notice of termination. In the event Borrower notifies Lender of the termination of this Agreement as provided herein, the change set forth in the Change Notice shall not take effect, provided Borrower pays in full all Loans and Obligations within 60 days of the date of Borrower's notice of termination to Lender.
3.In regards to Section 10 of the Agreement, the following language as was previously amended to read “Reserved” is now deleted and replaced in its entirety to read:

10. CASH MANAGEMENT PROGRAM
1.1.Cash Management Program. Lender has established a Cash Management Program as described herein ("CMP"). To reduce the amount of interest payable to Lender, Borrower may make, or cause to be made, payment to Lender of funds pursuant to the CMP, which shall be held by Lender as cash collateral ("CMP Funds"). By making payment of CMP Funds, Borrower warrants and represents to Lender that such CMP Funds belong to, and are the property of, Borrower or a Guarantor, and that such CMP Funds are unencumbered except as otherwise agreed between Borrowers and GM Financial and/or Lender. Subject to the foregoing, it shall be conclusively presumed that such CMP Funds are not subject to claim or lien of any kind whatsoever. Upon demand by Lender, Borrower shall provide to Lender documentation of the source of funds used to make payment of CMP Funds. Each payment of CMP Funds shall be in an amount not less than the CMP Minimum Payments set forth in the Operative Schedule 1.

Exhibit 10.2
1.2.CMP Balance. The aggregate amount of CMP Funds paid, or caused to be paid, to Lender by any particular Borrower, and not refunded by Lender to such Borrower ("CMP Balance"), shall not at any time exceed the percentage of the aggregate of the Advances for such Borrower's new and used Financed Inventory, exclusive of Advances for fleet transactions or similar transactions ("CMP Maximum Balance"), as set forth in the Operative Schedule 1.
1.3.Application of CMP Balance. CMP Funds need not be segregated by Lender, and may be commingled by Lender and used by Lender in the ordinary course of its business. CMP Funds shall: (a) not be deemed to pay off or be allocated or applied to any particular item of Financed Inventory; and (b) not reduce or eliminate Borrower's obligations under this Agreement to (i) pay the full Amount Financed on any item of Financed Inventory or Financed Equipment when such item of Financed Inventory or Financed Equipment is Sold, (ii) make any payment pursuant to the Curtailment Schedule, or (iii) pay any interest or other Charges under this Agreement. If any particular Borrower elects to participate in Lender's Cash Management Program, such Borrower shall maintain a CMP Balance of not less than the CMP Minimum Balance (the “CMP minimum Balance”), as set forth in the Operative Schedule 1.
1.4.CMP Interest Credit. Once each month, Lender will credit a CMP Interest Credit against interest, due from a particular Borrower to Lender, accrued in connection with Financed Inventory. Unless otherwise set forth on Operative Schedule 1, the CMP Interest Credit will be an amount equal to each daily CMP Balance for that month, for that Borrower, multiplied by the lowest then current interest rate charged by Lender to that Borrower in connection with Financed Inventory. No CMP Interest Credit will be accrued or applied during the existence of any Event of Default.
1.5.Refund of CMP Funds. Except as provided herein, Borrower may make a written request for a refund in any amount in excess of the CMP Minimum Balance, if any, and in any event not in excess of the CMP Balance, and Lender shall refund such CMP Funds, unless an Event of Default has occurred and is continuing, or unless the Operative Schedule 1 sets a CMP Minimum Balance greater than $0.00. Borrower shall not request re-advance of a particular payment of CMP Funds until three Business Days after that particular payment of CMP Funds. CMP Minimum Balance. In the event Lender has set a CMP Minimum Balance in the Operative Schedule 1: (a) Borrower shall maintain a CMP Balance equal to or greater than the CMP Minimum Balance until all Obligations owing from Borrower to Lender are paid in full, or until otherwise agreed by Lender, in writing; (b) Borrower shall not request a refund which would cause the CMP Balance to fall below the CMP Minimum Balance; and (c) Lender shall have no obligation to refund CMP Funds which would cause the CMP Balance to fall below the CMP Minimum Balance.
1.6.Termination of Cash Management Program. The Cash Management Program may be terminated by Borrower or Lender, each in its sole discretion, on not less than thirty days’ prior written notice. Upon termination of the Cash Management Program, Lender shall promptly (and in any event no later than one (1) Business Day) refund the entire CMP Balance to an account of Borrower as notified by Borrower to Lender in writing.

Exhibit 10.2
Executed this 19th    day of May, 2025.

BORROWER BOB HOWARD AUTOMOTIVE-EAST, INC.			BORROWER Bob Howard Chevrolet, Inc.
ENTITY TYPE Corporation	STATE OF ORGANIZATION OK		ENTITY TYPE Corporation	STATE OF ORGANIZATION OK
BY /s/ Daniel J. McHenry			BY /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President		NAME Daniel J. McHenry	TITLE President
ADDRESS 9146 S MEMORIAL DR			ADDRESS 13130 BROADWAY EXT
CITY TULSA	STATE OK	ZIP 74133	CITY OKLAHOMA CITY	STATE OK	ZIP 73114
BORROWER GPI FL-G, LLC			BORROWER GPI GA-CGM, LLC
ENTITY TYPE Corporation	STATE OF ORGANIZATION FL		ENTITY TYPE Limited Liability Company	STATE OF ORGANIZATION NV
BY /s/ Daniel J. McHenry			BY /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President		NAME Daniel J. McHenry	TITLE President
ADDRESS 10640 CHEVROLET WAY			ADDRESS 1661 WHITTLESEY RD
CITY ESTERO	STATE FL	ZIP 33928	CITY COLUMBUS	STATE GA	ZIP 31904

BORROWER GPI MA-GM, INC.			BORROWER GPI NY-GMII, LLC
ENTITY TYPE Corporation	STATE OF ORGANIZATION MA		ENTITY TYPE Limited Liability Company	STATE OF ORGANIZATION NY
BY /s/ Daniel J. McHenry			BY /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President		NAME Daniel J. McHenry	TITLE President
ADDRESS 1845 WASHINGTON ST			ADDRESS 510 SUNRISE HWY
CITY HANOVER	STATE MA	ZIP 02339	CITY ROCKVILLE CENTRE	STATE NY	ZIP 11570

Exhibit 10.2

BORROWER GPI TX-EPGM, Inc.			BORROWER GPI TX-HGMII, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION DE		ENTITY TYPE Corporation	STATE OF ORGANIZATION NV
BY /s/ Daniel J. McHenry			BY /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President		NAME Daniel J. McHenry	TITLE President
ADDRESS 955 CROCKETT ST			ADDRESS 10422 SOUTHWEST FWY
CITY EL PASO	STATE TX	ZIP 79922	CITY HOUSTON	STATE TX	ZIP 77074

BORROWER GPI TX-HGMIV, INC.			BORROWER HOWARD-GM, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION NV		ENTITY TYPE Corporation	STATE OF ORGANIZATION DE
BY /s/ Daniel J. McHenry			BY /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President		NAME Daniel J. McHenry	TITLE President
ADDRESS 17800 NORTH FWY			ADDRESS 13300 BROADWAY EXT
CITY HOUSTON	STATE TX	ZIP 77090	CITY OKLAHOMA CITY	STATE OK	ZIP 73114
BORROWER LUBBOCK MOTORS-GM, INC.			BORROWER MAXWELL-GMII, INC.
ENTITY TYPE Corporation	STATE OF ORGANIZATION DE		ENTITY TYPE Corporation	STATE OF ORGANIZATION DE
BY /s/ Daniel J. McHenry			BY /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President		NAME Daniel J. McHenry	TITLE President
ADDRESS 1302 S LOOP 289			ADDRESS 13483 W INTERSTATE 10
CITY LUBBOCK	STATE TX	ZIP 79412	CITY SAN ANTONIO	STATE TX	ZIP 78249

Exhibit 10.2

BORROWER GPI TX-G, Inc.			BORROWER GPI TX-GII, Inc.
ENTITY TYPE Corporation	STATE OF ORGANIZATION TX		ENTITY TYPE Corporation	STATE OF ORGANIZATION TX
BY /s/ Daniel J. McHenry			BY /s/ Daniel J. McHenry
NAME Daniel J. McHenry	TITLE President		NAME Daniel J. McHenry	TITLE President
ADDRESS 11300 FM 1960 RD W			ADDRESS 12812 GULF FWY
CITY HOUSTON	STATE TX	ZIP 77065	CITY HOUSTON	STATE TX	ZIP 77034

BORROWER GPI TX-GIII, Inc.			BORROWER
ENTITY TYPE Corporation	STATE OF ORGANIZATION TX		ENTITY TYPE	STATE OF ORGANIZATION
BY /s/ Daniel J. McHenry			BY (SIGNATURE)
NAME Daniel J. McHenry	TITLE President		NAME	TITLE
ADDRESS 200 HIGHWAY 77			ADDRESS
CITY ROBSTOWN	STATE TX	ZIP 78380	CITY	STATE	ZIP
GM Financial
BY /s/ Jennifer Karr
NAME Jennifer Karr			TITLE Assistant Vice President
ADDRESS 220 East Las Colinas Boulevard, Suite 500			CITY Irving	STATE TX	ZIP 75039